UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
October 31, 2023
T. ROWE PRICE
TOUS	International Equity ETF
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T. ROWE PRICE INTERNATIONAL EQUITY ETF

HIGHLIGHTS
■	International stocks declined in the volatile period from the fund’s inception through October 31, 2023, as concerns about higher-for-longer rates and China’s growth slowdown weighed on markets and investor sentiment.
■	The International Equity ETF underperformed its benchmark, the MSCI EAFE Index Net, on a net asset value basis, while outperforming it on a market price basis, for the reporting period.
■	Our holdings reflect a focus on finding non-U.S. companies with a favorable combination of growth prospects and valuation in order to capitalize on a range of market inefficiencies and construct a portfolio with a broad exposure across regions, sectors, and market capitalizations.
■	While we expect volatility in international stock markets to persist, we believe that our comprehensive approach, combined with broad diversification and a long-term orientation, create a portfolio with the potential for strong risk-adjusted performance over time.
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T. ROWE PRICE INTERNATIONAL EQUITY ETF

Market Commentary
Dear Shareholder
Most major global stock and bond indexes produced positive results during your fund’s fiscal year, the 12-month period ended October 31, 2023, although a downturn over the past six months offset some of the strong gains recorded in the first half of the period. Global economies managed to avoid the recession that was widely predicted at the start of 2023, but signs that central banks might need to keep interest rates higher for longer than previously expected weighed on market sentiment.
Growth stocks outperformed value shares over the 12-month period, and stocks in developed markets generally outpaced their counterparts in emerging markets. Currency movements were mixed over the period, although a weaker dollar versus major European currencies was beneficial for U.S. investors in European securities.
Technology companies benefited from investor enthusiasm for artificial intelligence developments and produced some of the strongest results in the equity market. Within the S&P 500 Index, the communication services and information technology sectors were lifted by the rally in tech-related companies and recorded significant gains. The financials sector partly recovered from the failure of three large regional banks during the period but still finished in negative territory.
Corporate fundamentals were broadly supportive. Although year-over-year earnings growth contracted in the first and second quarters of 2023, results were better than expected, and preliminary estimates pointed to a resumption of growth in the third quarter.
The U.S. economy was the strongest among the major markets during the period, with gross domestic product growth coming in at 4.9% in the third quarter’s initial estimate, the highest since the end of 2021. Growth in Europe and Japan was more sluggish, and China’s economy was beset by worries about its property sector after an initial boost from its decision at the end of 2022 to lift most of its pandemic-related restrictions. A protracted debt ceiling standoff in the U.S., the ongoing conflict between Ukraine and Russia, and the outbreak of war in the Middle East following the attack on Israel by Hamas produced headwinds for markets at various times.
Investors also remained focused on inflation as price increases moderated but remained well above the Federal Reserve’s 2% target. In response, the Fed continued to raise its short-term lending benchmark rate, lifting it to a target range of 5.25% to 5.50% by the end of July, the highest level since March 2001.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

U.S. Treasury yields increased as the Fed tightened monetary policy and investors priced in the possibility that the central bank may have to keep rates higher for longer than previously anticipated. In addition, Treasuries were pressured by Fitch Ratings’ decision to downgrade the credit rating of U.S. government debt from the highest level, AAA, to AA+ along with expectations for higher levels of borrowing by the Treasury Department. The yield on the benchmark 10-year Treasury note briefly reached 5.00% in October for the first time since late 2007 before falling back to 4.88% by period-end.
Increasing yields over the past six months led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well as default rates remained low by historical standards.
Global economies and markets showed surprising resilience in 2023, but considerable uncertainty remains as we look ahead to 2024. Geopolitical events, the path of monetary policy, and the impact of the Fed’s rate hikes on the economy all raise the potential for additional volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that have the potential to add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE INTERNATIONAL EQUITY ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the since inception period ended October 31, 2023?
The International Equity ETF returned -9.20% (based on net asset value) and -8.64% (at market price) for the since-inception period ended October 31, 2023, underperforming the MSCI EAFE Index Net on a net asset value basis and outperforming on a market price basis, as shown in the performance comparison table. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Stock selection in the consumer staples and health care sectors detracted from relative results. Conversely, the consumer discretionary and energy sectors added value, primarily due to stock selection. Within consumer staples, our beverage overweight weighed on relative results. Specifically, holdings in Davide Campari-Milano and Heineken have both underperformed following poor
PERFORMANCE COMPARISON
Total Return
Period Ended 10/31/23	Since Inception 6/14/23
International Equity ETF (Based on Net Asset Value)	-9.20%
International Equity ETF (At Market Price)*	-8.64
MSCI EAFE Index Net	-9.04
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

earnings results. Shares of Davide Campari-Milano traded lower following a weak earnings release in October, headlined by slower-than-expected topline growth and guidance for flat margins as the Italy-based spirits producer faced several headwinds, including bad weather in southern Europe and supply chain issues in some of its key markets. We view these challenges as temporary and believe Davide Campari-Milano is well positioned for long-term, above-market earnings growth rates due to its future growth in several brands (Aperol and SKYY) and a best-in-class management team focused on margin expansion and market share gains. Shares of Dutch brewer Heineken declined following a disappointing first-half earnings report due to weaker volumes in key regions and reduced profit growth forecast to the lower end of the company’s previous range. Over time, we believe that Heineken’s strong brand in emerging markets and a shift toward premiumization in the global beer market will drive long-term growth for the company. There are signs of easing cost of goods sold inflation translating to margin expansion, but volume growth will take some time to resume. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
In health care, biological processing and equipment provider Sartorius hindered relative performance. Shares of the company sold off sharply following the release of poor earnings results. Third-quarter sales declined meaningfully, and the company reduced its 2023 outlook as Sartorius continued to be pressured by destocking concerns along with challenges in China. Hesitant spending activity by biopharmaceutical clients and a generally difficult macroeconomic backdrop were additional headwinds that contributed to the underwhelming results. We continue to have high conviction in Sartorius as the company offers access to the biopharma market growth without incurring industry-specific risks. 2023 was more of a transition year than anticipated, given a longer fade-out of COVID-19-related sales and destocking trends. Destocking pressures will turn to reordering tailwinds, and Sartorius should benefit from robust structural demand over the long term, given its high-quality, wide-moat business.
On the positive side, stock selection in the consumer discretionary sector boosted relative results. Shares of luxury automaker Ferrari finished the period relatively flat, outperforming the broader sector, as strong revenues and earnings beats and a positive outlook for 2024 helped the stock outperform. We maintain a positive view of Ferrari and think the firm offers a high-quality, scarce asset as demand continues to outstrip supply, and it is well positioned for accelerating earnings and free cash flow growth, given its strong relationships with its customer base, leading to high conversion and favorable pricing and asset mix.
Holdings in energy also added value. Shares of our largest fund holding, TotalEnergies, a Paris-based oil and gas company, outperformed, supported by a solid earnings release in late July, an upgrade to its shareholder distribution policy, and rising energy prices throughout the period. In our view,

T. ROWE PRICE INTERNATIONAL EQUITY ETF

TotalEnergies offers the best combination of quality and value of the major exploration and production companies, with a top management team, strong track record in allocating capital, consistent production growth, and a discounted valuation relative to peers. Our position in Galp Energia, a Portuguese multinational energy corporation, further aided performance. Shares climbed higher following the company’s beat-and-raise quarterly results, headlined by consensus-topping earnings and reiterated 2023 guidance, despite a downgraded outlook for oil prices, driven by ongoing strength in the company’s refining business.
How is the fund positioned?
Sector positioning is primarily driven by bottom-up stock selection based on fundamental research performed by T. Rowe Price’s global equity analyst team. We believe that integrating fundamental research with proprietary factor and
SECTOR DIVERSIFICATION
Percent of Net Assets
10/31/23
Financials	20.5%
Industrials and Business Services	15.9
Health Care	13.6
Consumer Discretionary	11.2
Information Technology	10.4
Consumer Staples	7.9
Materials	6.7
Energy	5.7
Communication Services	4.1
Utilities	2.1
Real Estate	1.4
Other and Reserves	0.5
Total	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

risk tools enhances our ability to uncover quality companies with the potential for stock price appreciation. Our focus is on finding non-U.S. companies with a favorable combination of growth prospects and valuation in order to capitalize on a range of market inefficiencies and construct a portfolio with a broad exposure across regions, sectors, and market capitalizations. This is clearly demonstrated by our top 10 holdings, which represent seven distinct Global Industrial Classification Standard (GICs) sectors and nine countries.
The financials sector represents the largest allocation in absolute terms and an overweight allocation relative to the benchmark. Our financial holdings are concentrated in banks, such as BAWAG Group, Intesa Saopaolo, and ING Groep, though we also maintained exposure to the insurance industry through positions including Hong Kong-based AIA and France’s AXA. We increased our holdings in AIA Group and UK insurer Prudential, two leading life insurers in Asia, during the period. AIA shares weakened in recent months amid concerns about China’s growth slowdown and geopolitical tensions with the West. Nevertheless, AIA is one of Asia’s preeminent financial names with a strong management team and a vast network of agents across the region, and we are confident in its ability to generate strong earnings growth over the long term.
The information technology sector is our largest relative overweight, and our largest industry exposure is to semiconductors and semiconductor equipment, where we believe that our holdings are well positioned to capitalize on secular growth trends. Our largest absolute position within this sector is ASML Holding, a semiconductor capital equipment supplier and the predominant supplier of extreme ultraviolet (EUV) lithography technology to semiconductor manufacturers. After years of investment, we believe ASML has reached an inflection point as the company deploys its EUV lithography technology for high-volume semiconductor manufacturing. As the sole provider of this unique technology, we expect EUV to fuel highly visible, durable, long-term, organic growth and margin expansion as adoption rates grow.
What is portfolio management’s outlook?
We believe that the myriad crosscurrents roiling international financial markets (e.g., high inflation and interest rates, geopolitical tensions, concerns about banks’ bond portfolios, labor market strength, and historically high corporate earnings) are sending mixed signals for stocks and investors. As a result, we believe that volatility will persist as the market struggles to determine the direction of markets and the economy over the coming year and beyond. The spread between growth and value stocks remains wide, and the shift toward a higher-for-longer period for interest rates and inflation could benefit value stocks. Moreover, we believe that investors should be wary of chasing valuations and growth that may not materialize in a world in which higher interest rates are

T. ROWE PRICE INTERNATIONAL EQUITY ETF

the new normal. In some sectors, we believe that many companies have grown accustomed to using cheap money to lever returns on stable assets and will have to change their business models to survive.
We utilize macroeconomic and local market inputs to assess these ever-changing market conditions. Our research resources have regional expertise that provides an informed view on macroeconomic and local market considerations that may impact the prospective growth of our investment candidates. We also analyze countries in addition to companies, and this analysis may affect our opinion of a company’s prospects based on country dynamics. We believe this comprehensive approach, combined with broad diversification and a long-term orientation, create a portfolio with the potential for strong risk-adjusted performance over time.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

RISKS OF INVESTING IN THE INTERNATIONAL EQUITY ETF
International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.
Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by small-cap and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small-cap and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Investing style Because the fund may hold stocks with either growth or value characteristics, it could underperform other funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value for a long time (or at all) or that they are actually appropriately priced at a low level.
BENCHMARK INFORMATION
Note: MSCI and its affiliates and third-party sources and providers (collectively, “MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
10/31/23
TotalEnergies, France	3.2%
Airbus, France	2.7
ASML Holding, Netherlands	2.7
Novo Nordisk, Denmark	2.7
Ferrari, Italy	2.4
AIA Group, Hong Kong	1.8
Amadeus IT, Spain	1.6
Bawag, Austria	1.6
Heineken, Netherlands	1.5
Endava, United Kingdom	1.4
Eurofins Scientific, France	1.4
Sartorius Stedim Biotech, France	1.4
Unilever, United Kingdom	1.3
Davide Campari-Milano, Italy	1.2
Experian, United Kingdom	1.2
Hoshizaki, Japan	1.2
AstraZeneca, United Kingdom	1.1
Deutsche Boerse, Germany	1.1
Hamamatsu Photonics KK, Japan	1.1
Murata Manufacturing, Japan	1.1
Nippon Telegraph & Telephone, Japan	1.1
Rentokil Initial, United Kingdom	1.1
Amplifon, Italy	1.0
Intesa Sanpaolo, Italy	1.0
Stellantis, Italy	1.0
Total	38.9%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
International Equity ETF
Note: See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 10/31/23	Since Inception 6/14/23
International Equity ETF (Based on Net Asset Value)	-9.20%*
International Equity ETF (At Market Price)	-8.64*
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns  for periods of less than one year are not annualized.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
International Equity ETF	0.50%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

International Equity ETF
	Beginning Account Value 6/15/23[1]	Ending Account Value 10/31/23	Expenses Paid During Period 6/15/23 to 10/31/23[1,2]
Actual	$1,000.00	$908.00	$1.82
	5/1/23 [1]	10/31/23	5/1/23 to 10/31/23[1,3]
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.68	2.55

[1]	The actual expense example is based on the period since the fund's start of operations on 6/15/23, one day after inception; the hypothetical expense example is based on the half-year period beginning 5/1/23, as required by the Securities and Exchange Commission.
[2]	Expenses are equal to the fund’s annualized expense ratio for the period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the period (139), and divided by the days in the year (365) since the fund’s start of operations.
[3]	Expenses are equal to the fund’s annualized expense ratio for the period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

QUARTER-END RETURNS
Period Ended 9/30/23	Since Inception 6/14/23
International Equity ETF (Based on Net Asset Value)	-5.68%*
International Equity ETF (At Market Price)	-5.24*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns  for periods of less than one year are not annualized.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

6/14/23 (1) Through
10/31/23
NET ASSET VALUE
Beginning of period	$ 25.00
Investment activities
Net investment income(2) (3)	0.15
Net realized and unrealized gain/loss	(2.45)
Total from investment activities	(2.30)
NET ASSET VALUE
End of period	$ 22.70
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(9.20)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.50% (5)
Net expenses after waivers/payments by Price Associates	0.50% (5)
Net investment income	1.60% (5)
Portfolio turnover rate	8.9%
Net assets, end of period (in thousands)	$ 61,282

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

October 31, 2023
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
AUSTRALIA 4.0%
Common Stocks 4.0%
BHP Group, Class DI (GBP)	15,049	428
Brambles	30,998	259
Coles Group	21,043	204
Downer EDI	95,409	230
National Australia Bank	17,227	309
Northern Star Resources	13,990	102
Qantas Airways (1)	34,250	107
South32	63,433	136
Suncorp Group	50,673	431
Telstra Group	67,770	164
Worley	8,707	91
Total Australia (Cost $2,781)		2,461
AUSTRIA 1.9%
Common Stocks 1.9%
BAWAG Group	22,649	1,009
OMV	3,909	171
Total Austria (Cost $1,269)		1,180
CANADA 0.9%
Common Stocks 0.9%
Nutrien	10,352	556
Total Canada (Cost $657)		556
CHINA 0.3%
Common Stocks 0.3%
Alibaba Group Holding, ADR (USD) (1)	2,342	193
Total China (Cost $216)		193
DENMARK 3.0%
Common Stocks 3.0%
DSV	1,291	193

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Novo Nordisk, Class B	17,150	1,655
Total Denmark (Cost $1,675)		1,848
FINLAND 0.5%
Common Stocks 0.5%
Mandatum (1)	6,512	25
Sampo, Class A	6,512	256
Total Finland (Cost $288)		281
FRANCE 15.3%
Common Stocks 15.3%
Airbus	12,249	1,642
ArcelorMittal	14,703	325
AXA	20,743	615
BNP Paribas	4,034	232
Dassault Aviation	1,790	356
Edenred	3,899	208
Engie	18,242	290
EssilorLuxottica	1,684	305
Eurofins Scientific	16,453	835
LVMH Moet Hennessy Louis Vuitton	490	351
Safran	1,018	159
Sanofi	5,867	533
Sartorius Stedim Biotech	4,424	828
Schneider Electric	764	117
Thales	1,582	233
TotalEnergies	28,990	1,938
Ubisoft Entertainment (1)	5,724	163
Vinci	2,176	241
Total France (Cost $10,454)		9,371
GERMANY 7.7%
Common Stocks 7.7%
BASF	4,513	208

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Bayer	3,629	157
Covestro (1)	4,963	251
Deutsche Boerse	4,087	673
Deutsche Telekom	25,486	553
DHL Group	7,143	279
E.ON	17,912	213
Fresenius SE & KGaA	7,531	194
Heidelberg Materials	4,215	306
KION Group	2,736	84
Mercedes-Benz Group	3,435	202
Muenchener Rueckversicherungs-Gesellschaft	580	233
SAP	2,501	335
Siemens	4,205	558
Symrise	4,958	507
Total Germany (Cost $5,312)		4,753
HONG KONG 3.3%
Common Stocks 3.3%
AIA Group	127,800	1,110
Galaxy Entertainment Group	82,000	461
HKT Trust & HKT	127,000	131
Hong Kong Exchanges & Clearing	3,400	119
Techtronic Industries	20,000	183
Total Hong Kong (Cost $2,320)		2,004
HUNGARY 0.4%
Common Stocks 0.4%
OTP Bank	6,686	249
Total Hungary (Cost $245)		249
INDIA 0.3%
Common Stocks 0.3%
ICICI Bank, ADR (USD)	8,276	184
Total India (Cost $198)		184

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
ITALY 8.1%
Common Stocks 8.1%
Amplifon	22,554	637
Davide Campari-Milano	63,731	704
Enel	65,235	414
Ferrari	4,826	1,461
Intesa Sanpaolo	239,338	624
Stellantis	33,863	633
UniCredit	18,717	469
Total Italy (Cost $5,355)		4,942
JAPAN 19.5%
Common Stocks 19.5%
Asahi Group Holdings	10,900	394
Astellas Pharma	25,500	323
Daiwa Securities Group	18,300	105
Fast Retailing	1,300	288
Fujitsu	1,200	155
Hamamatsu Photonics	18,600	691
Hitachi	6,900	437
Honda Motor	23,200	238
Hoshizaki	23,200	749
Isetan Mitsukoshi Holdings	11,400	129
Keyence	1,500	581
MatsukiyoCocokara	15,900	279
Mitsubishi Electric	20,900	240
Mitsubishi Estate	19,300	247
Mitsubishi UFJ Financial Group	53,500	449
Mitsui	5,700	207
Mitsui Fudosan	23,600	512
Mizuho Financial Group	11,300	192
Murata Manufacturing	37,900	649
Nippon Sanso Holdings	10,700	270

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Nippon Steel	14,300	308
Nippon Telegraph & Telephone	572,200	673
Nomura Real Estate Holdings	3,700	86
ORIX	25,000	455
Otsuka Holdings	6,500	219
Panasonic Holdings	20,100	176
Persol Holdings	104,900	157
Recruit Holdings	3,800	109
Seven & i Holdings	4,300	158
Sompo Holdings	5,500	238
Sony Group	3,100	258
Sumitomo	15,900	313
Sumitomo Mitsui Financial Group	5,000	241
Suntory Beverage & Food	6,000	181
Taiheiyo Cement	7,300	125
Takeda Pharmaceutical	10,000	271
Tokyo Electron	3,500	462
Toyota Motor	20,700	362
Total Japan (Cost $12,895)		11,927
NETHERLANDS 7.8%
Common Stocks 7.8%
AerCap Holdings (USD) (1)	3,446	214
Akzo Nobel	3,544	238
ASML Holding	2,795	1,680
BE Semiconductor Industries	1,906	197
Heineken	10,388	933
ING Groep	46,394	595
Koninklijke Ahold Delhaize	7,922	235
Koninklijke KPN	65,236	219
Koninklijke Philips	15,188	289
Prosus	5,722	160
Total Netherlands (Cost $5,447)		4,760

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
NORWAY 0.4%
Common Stocks 0.4%
DNB Bank	14,578	263
Total Norway (Cost $289)		263
PORTUGAL 0.9%
Common Stocks 0.9%
Galp Energia SGPS	27,804	419
Jeronimo Martins	5,025	116
Total Portugal (Cost $504)		535
SINGAPORE 0.5%
Common Stocks 0.5%
United Overseas Bank	15,893	314
Total Singapore (Cost $339)		314
SOUTH KOREA 0.4%
Common Stocks 0.4%
Samsung Electronics	5,433	271
Total South Korea (Cost $305)		271
SPAIN 2.7%
Common Stocks 2.7%
Amadeus IT Group, Class A	17,458	996
Banco Santander	88,063	324
Iberdrola	32,648	363
Total Spain (Cost $2,029)		1,683
SWEDEN 1.7%
Common Stocks 1.7%
Assa Abloy, Class B	11,353	242
Boliden	4,568	117
Sandvik	10,697	182
Swedbank, Class A	17,357	285

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Telefonaktiebolaget LM Ericsson, Class B	42,182	189
Total Sweden (Cost $1,155)		1,015
SWITZERLAND 3.4%
Common Stocks 3.4%
Nestle	3,082	332
Novartis	3,582	335
Partners Group Holding	265	281
Roche Holding	2,365	610
Sandoz Group (1)	587	15
UBS Group	7,570	178
Zurich Insurance Group	765	363
Total Switzerland (Cost $2,268)		2,114
TAIWAN 0.5%
Common Stocks 0.5%
Taiwan Semiconductor Manufacturing	19,000	310
Total Taiwan (Cost $354)		310
UNITED KINGDOM 15.9%
Common Stocks 15.9%
3i Group	6,788	160
AstraZeneca, ADR (USD)	10,358	655
Auto Trader Group	20,678	156
Barclays	169,779	273
BP	62,738	383
CRH	4,428	238
Endava, ADR (USD) (1)	16,801	843
Experian	24,791	752
GSK, ADR (USD)	13,987	499
HSBC Holdings	66,794	482
Imperial Brands	25,637	546
Informa	30,559	265
InterContinental Hotels Group	5,734	406

T. ROWE PRICE INTERNATIONAL EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Intermediate Capital Group	24,899	397
Next	3,699	310
Prudential	19,502	204
Rentokil Initial	132,578	675
Rolls-Royce Holdings (1)	184,637	486
Shell	18,028	581
Smiths Group	11,458	225
Taylor Wimpey	167,895	227
Unilever	16,199	767
WPP	24,008	207
Total United Kingdom (Cost $10,884)		9,737
SHORT-TERM INVESTMENTS 0.3%
Money Market Funds 0.3%
State Street Institutional U.S. Government Money Market Fund, 5.30% (2)	162,368	162
Total Short-Term Investments (Cost $162)		162
Total Investments 99.7% of Net Assets (Cost $67,401)		$61,113

‡	Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield

ADR	American Depositary Receipts
GBP	British Pound
USD	U.S. Dollar
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

October 31, 2023
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $67,401)	$ 61,113
Dividends receivable	145
Foreign currency (cost $50)	50
Total assets	61,308
Liabilities
Investment management and administrative fees payable	26
Total liabilities	26
NET ASSETS	$ 61,282
Net assets consists of:
Total distributable earnings (loss)	$ (6,641)
Paid-in capital applicable to 2,700,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	67,923
NET ASSETS	$61,282
NET ASSET VALUE PER SHARE	$ 22.70
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

     STATEMENT OF OPERATIONS

($000s)
6/14/23 Through
10/31/23
Investment Income (Loss)
Dividend income (net of foreign taxes of $37)	$ 393
Investment management and administrative expense	93
Net investment income	300
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(616)
In-kind redemptions	5
Foreign currency transactions	(36)
Net realized loss	(647)
Change in net unrealized gain / loss on securities	(6,288)
Net realized and unrealized gain / loss	(6,935)
DECREASE IN NET ASSETS FROM OPERATIONS	$(6,635)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
6/14/23 Through
10/31/23
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 300
Net realized loss	(647)
Change in net unrealized gain / loss	(6,288)
Decrease in net assets from operations	(6,635)
Capital share transactions*
Shares sold	69,113
Shares redeemed	(1,196)
Increase in net assets from capital share transactions	67,917
Net Assets
Increase during period	61,282
Beginning of period	-
End of period	$61,282
*Share information
Shares sold	2,750
Shares redeemed	(50)
Increase in shares outstanding	2,700
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Equity ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on June 14, 2023. The fund seeks to provide long-term capital growth.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside

T. ROWE PRICE INTERNATIONAL EQUITY ETF

pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 50,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund’s financial statements.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based

T. ROWE PRICE INTERNATIONAL EQUITY ETF

on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The Valuation Designee cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation.  Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction

T. ROWE PRICE INTERNATIONAL EQUITY ETF

information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Common Stocks	$2,588	$58,363	$—	$60,951
Short-Term Investments	162	—	—	162
Total	$2,750	$58,363	$—	$61,113
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $56,220,000 and $4,647,000, respectively, for the period ended October 31, 2023. Portfolio securities received and delivered through in-kind transactions aggregated $17,457,000 and $1,186,000, respectively, for the period ended October 31, 2023.
NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations in net assets. The permanent book/tax adjustments relate primarily to the character of net currency gains or losses
There were no distributions in the period ended October 31, 2023.
At October 31, 2023, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$67,404
Unrealized appreciation	$ 840
Unrealized depreciation	(7,131)
Net unrealized appreciation (depreciation)	$ (6,291)
At October 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$ 261
Net unrealized appreciation (depreciation)	(6,291)
Loss carryforwards and deferrals	(611)
Total distributable earnings (loss)	$(6,641)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
As of October 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,979,635 shares of  the fund, representing 73% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE INTERNATIONAL EQUITY ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended October 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions.  The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price International Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price International Equity ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of October 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 14, 2023 (inception) through October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period June 14, 2023 (inception) through October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
December 19, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $339,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
The fund will pass through foreign source income of $412,000 and foreign taxes paid of $33,000.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
RESULTS OF PROXY VOTING
A Special Meeting of Shareholders was held on July 24, 2023 for shareholders of record on April 27, 2023, to elect the following director-nominees to serve on the Board of all Price Funds. The newly elected Directors took office effective July 24, 2023.
The results of the voting were as follows:
	Votes For	Votes Withheld
Melody Bianchetto	13,058,976	207,279
Mark J. Parrell	13,008,567	257,689
Eric L. Veiel	13,038,692	227,564
Kellye L. Walker	13,058,746	207,511

T. ROWE PRICE INTERNATIONAL EQUITY ETF

Teresa Bryce Bazemore, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride and David Oestreicher continue to serve as Directors on the Board of all Price Funds.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings at troweprice.com.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

Approval of Investment Management Agreement and Subadvisory Agreement
At a meeting held on December 5, 2022 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser), and the initial investment subadvisory agreement (Subadvisory Contract) that the Adviser entered into with T. Rowe Price International Ltd (Subadviser) on behalf of the fund. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser and Subadviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the advisory contracts for the T. Rowe Price mutual funds and exchanged-traded funds (ETFs), including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser and Subadviser
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price mutual funds and ETFs (and the nature, quality, and extent of the services expected to be provided to the fund) by the Adviser and Subadviser. These services include, but are not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s and Subadviser’s senior management teams and investment personnel who will be involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Adviser and Subadviser.
Costs, Benefits, Economies of Scale, Fees, and Expenses
Since the fund was approved for launch at the Meeting, the Board did not review information regarding the revenues to be received by the Adviser under the Advisory Contract and other benefits that the Adviser (and its affiliates) may have realized, or will realize, from its relationship with the fund.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

Approval of Investment Management Agreement and Subadvisory Agreement (continued)
Under the Advisory Contract, the fund will pay the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring, extraordinary expenses. Under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and such a fee structure is typically used by other ETFs offered by competitors. The Adviser historically has sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In connection with its approval of the initial Advisory Contract and Subadvisory Contract, the Board was provided with information regarding industry trends in management fees and expenses and reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and appropriate.
Approval of the Advisory Contract and Subadvisory Contract
As noted, at the Meeting, the Board approved the initial Advisory Contract and Subadvisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its future shareholders for the Board to approve the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

T. ROWE PRICE INTERNATIONAL EQUITY ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2019 [209]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); Chief Executive Officer,
Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial
Realty Trust (2020 to present); Director, Federal Home Loan Bank of
Pittsburgh (2017 to 2019)
Melody Bianchetto (1966) 2023 [209]	Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951) 2019 [209]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017 to
2019); Member, Independent Directors Council Governing Board (2017
to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to
2020)
Robert J. Gerrard, Jr. (1952) 2019 [209]	Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE INTERNATIONAL EQUITY ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2019 [209]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1956) 2019 [209]	Board of Trustees Member and Chief Executive Officer (2019 to
present), President (2018 to present), Executive Vice President and
Chief Financial Officer (2007 to 2018), and Senior Vice President and
Treasurer (2005 to 2007), EQR; Member, Nareit Dividends Through
Diversity, Equity & Inclusion CEO Council and Chair, Nareit 2021 Audit
and Investment Committee (2021); Advisory Board, Ross Business
School at University of Michigan (2015 to 2016); Member, National
Multifamily Housing Council and served as Chair of the Finance
Committee (2015 to 2016); Member, Economic Club of Chicago;
Director, Brookdale Senior Living, Inc. (2015 to 2017); Director, Aviv
REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable and the
2022 Executive Board Nareit; Board of Directors and Chair of the
Finance Committee, Greater Chicago Food Depository
Kellye L. Walker (1966) 2021 [209]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [205]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T.
Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Eric L. Veiel, CFA (1972) 2022 [205]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Global Funds
  (a)All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Exchange-Traded Funds	Principal Occupation(s)
Christopher P. Brown (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974) Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vincent Michael DeAugustino (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

T. ROWE PRICE INTERNATIONAL EQUITY ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds	Principal Occupation(s)
Anna Alexandra Dreyer, Ph.D., CFA (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Emory (1963) Assistant Secretary	Assistant Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, T. Rowe Price Group, Inc., Price Investment Management, Price International, Price Hong Kong, Price Singapore, T. Rowe Price Investment Services,
Inc., T. Rowe Price Retirement Plan Services, Inc., and T.
Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert M. Larkins, CFA (1973) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Jodi Love (1977) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Managing Director, Jennison Associates LLC (to 2019)
Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE INTERNATIONAL EQUITY ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds	Principal Occupation(s)
Colin McQueen (1967) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)
Joshua Nelson (1977) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company
Jason Nogueira (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alexander S. Obaza (1981) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Donald J. Peters (1959) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Sebastian Schrott (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International
Richard Sennett, CPA (1970) Assistant Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gabriel Solomon (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Peter Stournaras (1973) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group,
Inc.; formerly, Managing Director and Chief Portfolio
Strategist JP Morgan Private Bank (to 2020); Private
Consultant and Advisor, Pteleos Consulting (to 2018)
Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE INTERNATIONAL EQUITY ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds	Principal Occupation(s)
Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T.
Rowe Price Trust Company
Ellen York (1988) Vice President	Vice President, Price Investment Management and T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202312-3146049
T. Rowe Price Investment Services, Inc.
ETF1076-050 12/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$28,219	$-
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,584,000 and $2,760,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 19, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 19, 2023